Hennessy Technology Fund
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Communication Services - 7.9%
Alphabet, Inc. - Class C	415	$140,490
Cargurus, Inc. (a)	3,543	114,793
Meta Platforms, Inc. - Class A	202	144,733
Pinterest, Inc. - Class A (a)	4,935	109,212
Yelp, Inc. (a)	4,376	119,815
		629,043

Information Technology - 90.9% (b)
Adobe, Inc. (a)	392	114,954
Apple, Inc.	501	129,999
Applied Materials, Inc.	461	148,590
AppLovin Corp. - Class A (a)	214	101,246
Arrow Electronics, Inc. (a)	1,190	157,663
ASML Holding NV	109	155,107
Atlassian Corp. - Class A (a)	883	104,353
Autodesk, Inc. (a)	463	117,079
CDW Corp.	998	126,137
Celestica, Inc. (a)	463	130,098
CGI, Inc.	1,465	125,668
Check Point Software Technologies Ltd. (a)	733	131,581
Climb Global Solutions, Inc.	1,248	148,000
Commvault Systems, Inc. (a)	1,070	91,699
Diebold Nixdorf, Inc. (a)	2,044	141,056
Docusign, Inc. (a)	2,072	108,863
Endava PLC - ADR (a)	20,800	131,456
Extreme Networks, Inc. (a)	8,054	117,427
Fortinet, Inc. (a)	1,716	139,442
Frequency Electronics, Inc. (a)	2,445	128,558
Gartner, Inc. (a)	558	116,962
GLOBALFOUNDRIES, Inc. (a)	3,510	148,122
Globant SA (a)	2,018	134,964
GoDaddy, Inc. - Class A (a)	1,124	112,984
Hewlett Packard Enterprise Co.	5,496	118,274
Ingram Micro Holding Corp.	6,189	130,712
Insight Enterprises, Inc. (a)	1,562	131,239
InterDigital, Inc.	391	127,638
Ituran Location and Control Ltd.	3,000	133,890
Jabil, Inc.	599	142,077
Karooooo Ltd.	2,972	148,749
Kimball Electronics, Inc. (a)	4,661	140,809
KLA Corp.	97	138,510
Lam Research Corp.	669	156,185
Monolithic Power Systems, Inc.	141	158,505
Motorola Solutions, Inc.	348	140,084
NetApp, Inc.	1,273	122,654
Nice Ltd. - ADR (a)	1,152	122,584
NVIDIA Corp.	708	135,320
OneSpan, Inc.	10,494	123,619
Oracle Corp.	691	113,725
Palo Alto Networks, Inc. (a)	733	129,719
Pure Storage, Inc. - Class A (a)	1,904	132,404
Qualys, Inc. (a)	1,025	135,198
ScanSource, Inc. (a)	3,408	146,510
Skyworks Solutions, Inc.	2,018	112,524
STMicroelectronics NV	4,785	133,454
TD SYNNEX Corp.	872	138,360
Telefonaktiebolaget LM Ericsson - ADR	14,027	151,492
Teradata Corp. (a)	4,374	124,746
Turtle Beach Corp. (a)	9,739	116,478
United Microelectronics Corp. - ADR	16,866	171,696
Vontier Corp.	3,426	128,475
Western Digital Corp.	702	175,661
Zscaler, Inc. (a)	599	119,806
		7,263,105
TOTAL COMMON STOCKS (Cost $6,761,803)		7,892,148

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.5%	Shares	Value
First American Government Obligations Fund - Class X, 3.61% (c)	117,289	117,289
TOTAL MONEY MARKET FUNDS (Cost $117,289)		117,289

TOTAL INVESTMENTS - 100.3% (Cost $6,879,092)		8,009,437
Liabilities in Excess of Other Assets - (0.3)%		(19,231)
TOTAL NET ASSETS - 100.0%		$7,990,206

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Hennessy Funds.

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(c)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of January 31, 2026, are as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$629,043	$–	$–	$629,043
Information Technology	7,263,105	–	–	7,263,105
Common Stocks - Total	7,892,148	–	–	7,892,148
Money Market Funds	117,289	–	–	117,289
Total Investments	$8,009,437	$–	$–	$8,009,437